Exhibit 10.15

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT AND CORRECTION TO TERMINALING SERVICES AGREEMENT

(January 1, 2015)

This Amendment and Correction to Terminaling Services Agreement is made as of the 1st day of January, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.           Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of residual petroleum products as specified therein at the Terminal Facilities.

B.           Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.           Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.           Amendments.

2.1.          Correction to Stipulated Volumes at the Jacksonville, Florida Terminal Facility. Terminal and Customer incorrectly listed the volume of the dedicated storage provided to Customer at the Jacksonville, Florida Terminal Facility as totaling 332,376 barrels. The correct volume amount is 413,688 barrels. Consistent with invoices issued, Customer’s Stipulated Volumes shall be revised to reflect the correct amount of storage reserved at the Jacksonville, Florida Terminal Facility as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

2.2.          Correction to Stipulated Volumes at the Glenmont, New York Terminal Facility. Terminal has re-strapped several tanks at the Glenmont, New York Terminal Facility utilized by Customer increasing the overall capacity of said tanks from 1,719,678 barrels to 1,730,643 barrels and Customer has agreed to the corresponding increase. Consistent with invoices issued, Customer’s Stipulated Volumes shall be revised to reflect the correct amount of storage reserved at the Glenmont, New York facility as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

2.3.          Increase of Base Storage Fee at the Chesapeake, Virginia Terminal Facility. Terminal and Customer agree to increase the Base Storage Fee payable by Customer for the storage of asphalt at the Chesapeake, Virginia Terminal Facility from $[**] per barrel to $[**] per barrel as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

2.4.          Blakeley Island Terminal Facility. Terminal’s newly acquired terminaling facility located at 1257 Cochrane Causeway, Mobile, Alabama (the “Blakeley Island Facility”) will be added as a “Terminal Facility” for purposes of this Agreement. Customer, if it utilizes storage, agrees to pay the per barrel storage rate listed on Amended Schedule B for the Blakeley Island Facility (the “Storage Rates”) on a monthly basis and Customer further agrees to pay any applicable Ancillary and Additive Services Fees as provided in the Agreement. Schedules A, B and C of the Agreement shall be amended to reflect the foregoing addition of the Blakeley Island Facility as shown on the Amended Schedules A, B and C attached hereto and incorporated herein by this reference.

2.5.          Amendment to Section 1 of the Agreement. Section 1 of the Agreement shall be amended to add the following sentence: “If, for any reason (other than a force majeure event, which circumstance is provided for in Section 11.1 herein), the capacity available to Customer at a Terminal Facility is less than the amount specified on Schedule B, then in such event the Stipulated Volumes shall be reduced to the extent and for such period of time that such unavailability precludes Customer from meeting its Stipulated Volumes.”

2.6.          Amendment to Section 4.1 of the Agreement. Section 4.1 of the Agreement shall be amended to read as follows: “If additional storage is available, Customer may increase its Stipulated Volumes on the same terms and conditions as set forth in this Agreement or elect to utilize such storage on a “spot” basis. In no event shall the Storage Rates, the Excess Storage Fees, or the Ancillary and Additive Services Fees for such additional storage be less than the amounts set forth in this Agreement. Either party may decrease such “spot” storage upon no less than thirty (30) days advance notice.”

3.           No Other Modification. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement shall remain in full force and effect.

[signatures on next page]

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SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Terminaling Services Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Kenneth E. Fenton
Name: Kenneth E. Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Christopher J. Schmitt
Name: Christopher J. Schmitt
Title: Chief Financial Officer

3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE A

(Effective as of January 1, 2015)

TERMINAL FACILITIES AND INITIAL CONTRACT TERMS

Terminal Facility	Initial Contract Term

Albany	2 Year

Baltimore	3 Years

Blakeley Island	N/A

Chesapeake	2 Years[1]

Gates	1 Year

Glenmont	2 years

Greensboro	3 years Commencing 1-1-2015

Jacksonville	3 Years

Newark	5 Years

This Amended Schedule A reflects all revisions to the Agreement as of January 1, 2015.

1 Initial term extended for one (1) additional year.

4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of January 1, 2015)

STIPULATED VOLUMES, STORAGE RATES PER BARREL AND TYPES OF PRODUCT

	Albany		Baltimore		Blakeley Is		Chesapeake			Gates			Glenmont		Greensboro		Jacksonville			Newark		Total
Stipulated Volumes/bbl		762,062		806,900		N/A		78,400	[2]		180,397	[3]		1,730,643		664,107		413,688	[4]		433,000	5,069,197 (excluding biodiesel and asphalt)
Storage Rates/bbl*	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]		$	[**]	$	[**]	$	[**]		$	[**]
Biodiesel volumes/bbl																					500	500
Biodiesel Storage Rates/bbl*																				$	[**]
Asphalt Stipulated Volumes/bbl								165,000
Asphalt Storage Rates/bbl*							$	[**]

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule B reflects all revisions to the Agreement as of January 1, 2015.

2 Stipulated volumes reduced by the amount contracted to Perdue Grain and Oilseed, LLC (“Perdue”) (see First Amended Schedule B effective August 14, 2013); Apex Oil Company Inc.’s initial contract term extended for one (1) additional year (see First Amended Schedule A effective August 14, 2013); Stipulated volumes further reduced by additional amounts contracted to Perdue and amounts contracted to Musket Corporation effective November 1, 2013.

3 Stipulated volumes reduced by amounts contracted to World Fuel Service Corporation effective October 1, 2013; further reduced by amounts contracted to BP Products North America effective December 1, 2014.

4 Stipulated volumes reduced by amounts contracted to Musket Corporation effective December 1, 2013.

5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of January 1, 2015)

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont			Greensboro		Jacksonville		Newark
Generic Gas Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Proprietary Gas Additive/bbl		N/A		N/A		N/A		N/A		N/A		N/A			N/A		N/A		N/A
Ethanol Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	5	$	[**]	$	[**]	$	[**]
Biodiesel Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Gasoline Blendstocks/bbl[6]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Red Dye Injection/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Lubricity Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Cold Flow Additive/bbl[7]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]			N/A	$	[**]	$	[**]
Rail Car Unloading/bbl	$	[**]		N/A		N/A	$	[**]		N/A		N/A			N/A	$	[**]		N/A
Barge Imports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Barge Exports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Pipeline Service Fee/month	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Pipeline Throughput Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Truck Unloading Fee/bbl[8]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		$	[**]	$	[**]	$	[**]
Asphalt Heating Charge								[**]

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of January 1, 2015.

5 Service commenced at Glenmont Terminal Facility effective September 1, 2013 (see First Amended Schedule C effective September 1, 2013).

6 Fees increased from $[**] per barrel to $[**] per barrel at each Terminal Facility effective September 1, 2013 (see First Amended Schedule C effective September 1, 2013).

7 Fees increased from $[**] per barrel to $[**] per barrel at the denoted Terminal Facilities effective November 1, 2013.

8 Service commenced at each Terminal Facility effective November 1, 2013.

6